EXHIBIT 10.1

AEMETIS ADVANCED FUELS KEYES, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

This NOTE AND WARRANT PURCHASE AGREEMENT (“Agreement”) is made as of the __th day of January, 2012 by and between the undersigned purchaser (the “Purchaser”) and AEMETIS ADVANCED FUELS KEYES, INC., a Delaware corporation (the “Company”) and AEMETIS, INC., a Nevada corporation (“Aemetis”), both having their principal offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.  The Company is a wholly-owned subsidiary of Aemetis.

WHEREAS, the Company is offering up to $3,000,000 of its 5% Notes with Warrants (the “Notes” or each is a “Note”) pursuant to the terms of the Notes, the Warrant Agreement and this Note and Warrant Purchase Agreement;

WHEREAS, the parent of the Company is offering the Purchaser certain warrants exercisable for common stock in Aemetis, Inc. (“Warrants”) equal to One (1) warrant for every Three Dollars ($3.00) of principal amount loaned to the Company by the Purchaser under the Note.

NOW, THEREFORE, for and in consideration of the premises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Purchase and Sale.

(a)   Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, the Purchaser hereby subscribes for the dollar amount set forth on the Purchaser Signature Page to this Agreement at the face amount of the Note purchased.

(b)   Acceptance.  By signing this Agreement and delivering a copy of this Agreement to the Purchaser, the Company hereby accepts the subscription of the Purchaser.

(c)   Subscription Irrevocable.  The subscription of the Purchaser is irrevocable.

2.   Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchaser that:

(a)   Incorporation.  The Company is a corporation duly organized and validly existing and in good standing under the laws of the Delaware.

(b)   Authorization.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement and for the authorization, issuance and delivery of the Note and Warrant being sold hereunder has been or will be taken prior to acceptance of this Agreement, and this Agreement, when executed and delivered to the Purchaser shall constitute a binding and enforceable obligation of the Company.

(c)   Validity of Securities.  The Notes and Warrants to be purchased and sold under to this Agreement, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued.

3.   Representations and Warranties by the Purchaser.  The Purchaser represents and warrants, to the Company as follows:

(a)   The Purchaser is acquiring the Notes and Warrants for the Purchaser’s own account for investment and not with a view to resale or distribution of all or any part of the Notes or Warrants except in accordance with and as provided for in this Agreement.

(b)   Immediately prior to the purchase:

(i)   the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the risks and merits of investment in the Notes; and

(ii)   the Purchaser is able to bear the economic risk of the investment.

(c)   The Purchaser has been informed as to, and is familiar with, the business activities of the Company.  The Purchaser acknowledges that he or she or it has made the decision to invest in the Note and Warrant on the basis of publicly available information about the Company in the Company’s filings with the Securities and Exchange Commission (“SEC”), copies of which may be accessed on the website of the SEC at www.SEC.gov (the “Public Information”).  The Purchaser acknowledges having been given the opportunity to review all documents material to an investment in the Note and Warrant that the Company can provide without unreasonable effort or expense.

(d)   The Purchaser has had an opportunity to ask questions of, and receive answers from, appropriate representatives of the Company, including its officers, concerning the Company and its business, and the terms and conditions of the Offering, and to obtain such additional information as the Purchaser deems necessary to verify the accuracy and adequacy of the information the Purchaser has obtained.  The Purchaser fully understands that this Offering has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon exemptions therefrom, and, accordingly, to the extent that the Purchaser is not supplied with information which would have been contained in a registration statement filed under the Securities Act and the Purchaser must rely on the Purchaser’s own access to such information.

(e)   The Purchaser affirms that the Purchaser is an “accredited investor” as that term is defined and construed pursuant to Rule 501 under the Securities Act because the Purchaser is one or more of the following (check all that apply):

_____	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000 (excluding the value of the Purchaser’s principal residence);

_____
A natural person who had an individual income in excess of $200,000 in each of the two most recent years (or a joint income with spouse in excess of $300,000 in each of those years) and who reasonably expects to reach the same income level in the current year;

_____
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of purchasing the Notes, and whose purchase is directed by a sophisticated person (as described in applicable regulations promulgated under the Act);

_____	A bank or savings and loan association;

_____	A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended;

_____	An insurance company;

_____
An investment company registered under the Investment Company Act of 1940 or a business development company (as defined by said Act), or Small Business Investment Company licensed by the Small Business Administration;

_____
An employee benefit plan within the meaning of Title I of ERISA and (A) the investment decision has been made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (B) the plan has total assets in excess of $5,000,000, or (C) the Plan is a self directed plan and its investment decisions are made solely by persons who are accredited investors;

_____
A corporation, Massachusetts or similar business trust, partnership, or organization described in 501(c)(3) of the Internal Revenue Code of 1986, as amended,  and not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_____	A director or executive officer of the Company;

_____	An entity all of the investors in which are “accredited investors.”

(f)   The Purchaser affirms that all information that the Purchaser has provided to the Company either directly or indirectly, concerning the Purchaser, the Purchaser’s financial position and the Purchaser’s knowledge of financial and business matters is accurate and complete as of the date of this Agreement.

(g)   The Purchaser fully understands and agrees that the Purchaser must bear the economic risk of the Purchaser’s investment in the Note and Warrant for an indefinite period of time because, among other reasons, the Note and Warrant have not been registered under the Securities Act, and, therefore, they cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act or, in the opinion of counsel acceptable to the Company, an exemption from such registration is available.

(h)   The Purchaser understands that no federal or state agency has passed upon the offering of the Notes or made any finding or determination as to the fairness of the offering the Notes.

(i)   The Purchaser recognizes that this investment involves a high degree of risk, and the Purchaser has carefully considered whether an investment in the Note and Warrant is appropriate for the Purchaser.  The Purchaser understands that the Note and Warrant are a suitable investment only for persons who have substantial financial resources and will have no need for liquidity in their investment.

(j)   If the subscription is being made by a person acting in a representative or fiduciary capacity, such person has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity, has full right and power to perform pursuant to this Agreement.  The undersigned, will, upon request of the Company, furnish the Company a true and correct copy of (1) if the Purchaser is a trust, the trust agreement under which it is organized, (2) if the Purchaser is a Partnership, the partnership agreement under which it is organized, and (3) if the Purchaser is a corporation, the Articles of Incorporation and By-laws and a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing the specific investment.  If the subscription is being made by a person acting in a representative capacity, the representations and warranties contained in this Agreement, including specifically and without limitation those provided for in paragraph 3(e), shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

(k)   The Company has not provided to the Purchaser any projections of operating results, revenues, or profits for use in connection with or reliance upon related to the purchase of the Note and Warrant.  If the Purchaser has seen any such projections, the Purchaser understands and agrees that the Purchaser will not rely upon them for purposes of investing in the Note and Warrant because, among other reasons, the timing, sources and amount of funding to be received by the Company is currently uncertain and so that any projections based upon the receipt of such funding will be inherently unreliable.

(l)   Purchaser will keep confidential and not disclose any non-public information received in connection with the Note and Warrant from the Company or any of its affiliates or principals, except that Purchaser may disclose such information (i) with the written consent of Company, (ii) to Purchaser's affiliates and legal counsel for Purchaser and its affiliates, (iii) to auditors, accounting firms or accountants of Purchaser and its affiliates as may be required in connection with any audit or other review of the books and records of any such entity, and (iv) to any parties as may be required by law, government regulation or order (including without limitation, any regulation or order of an insurance regulatory agency or body), by subpoena or by any other legal, administrative or legislative process.  Purchaser also acknowledges and agrees that Purchaser is prohibited from any buying or selling of the Company’s public securities on the basis of this material non-public information until after the information either becomes publicly available by the Company (such as in a Current Report on Form 8-K or in the Company’s 10-Q) or ceases to be material, and in no event for at least thirty (30) days from the date hereof.

(m)   All representations and warranties set forth above or in any other written statement or document delivered by the Purchaser in connection with the subscription shall be true and correct in all respects on and as of the date of this Agreement and as of the date of acceptance, and they shall survive acceptance and the closing and delivery of the Notes.

4.   Indemnification.

(a)   Indemnification by Purchaser for misrepresentations.  The Purchaser hereby agrees to indemnify and hold harmless the Company and the directors, officers and professional advisors of the Company, from and against any and all loss, damage, cost, liability or expense, including reasonable attorney’s fees, due to or arising out of any misrepresentation or  breach of any representation, warranty or covenant of the Purchaser at the time of this Agreement, and from any representation or warranty of the Purchaser becoming false or misleading prior to acceptance of the subscription by the Company unless the Purchaser shall have given written notice to the Company of such change prior to acceptance.

(b)   Indemnification by Purchaser for meritless claims.  The Purchaser hereby agrees to indemnify and hold harmless the Company and its directors, officers and professional advisors from and against any and all loss, damage, liability, cost and expense, including reasonable attorney’s fees, incurred in connection with defending any claim brought for or on behalf of the Purchaser with respect to investment in the Notes if judgment is rendered by a court of competent jurisdiction in favor of such indemnified party against the Purchaser with respect to the matters referred to above.

(c)   The foregoing indemnifications shall survive any sale or transfer, or attempted sale or transfer, of the Purchaser’s Notes. Notwithstanding the foregoing indemnifications, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal, state, or provincial securities laws and regulations.

5.   Broker Fees and Legal Fees.  The Company and the Purchaser represent and agree that the transactions contemplated by this Agreement have been carried on by the parties directly and without the intervention of any other person in such manner as to give rise to any valid claim against either party for a finder’s fee, brokerage commission or other similar payment.  Each party shall pay its own legal fees and costs for document preparation and review.

6.   Note and Warrant to be Legended.  A restrictive legend in substantially the following form will be imprinted on the Note and Warrant, and any shares issued to Purchaser upon exercise of a Warrant, and stop transfer orders or other appropriate instructions to such effect will be maintained against the transfer of the Notes or Stock on the transfer records of the Company or its transfer agent:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND BLUE SKY LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY.

The transfer the Note and Warrant will only be effected in accordance with the foregoing legend.

7.   Miscellaneous.

(a)   Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of California.

(b)   State in which Offered.  The Notes are offered to and will be purchased by the Purchaser in the State of California.

(c)   Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors, legal representatives and assigns.

(d)   Assignments.  The Purchaser agrees that except as provided herein neither the Purchaser nor the Purchaser’s legal representatives will sell, assign, encumber or transfer, in any manner whatsoever, this Agreement or its rights under this Agreement without prior written approval from an authorized officer of the Company.

(e)   Entire Agreement.  This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes any prior understandings, oral or written.

(f)   Modification. Any terms of this Agreement may be waived or modified only in writing, signed by the Company and holders of each of the Notes issued by the Company in this offering, which waivers or modifications shall equally modify all Note and Warrant Purchase Agreements entered into in connection with the offering.

(g)   Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) days after deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address hereinafter shown below or at such other address as such party may designate by ten (10) days advance written notice to the other party.

(h)   Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one counterpart has been signed by each party and delivered to the other party, it being understood that each of the parties need not sign the same counterpart.

IN WITNESS WHEREOF, the Company has executed this Note and Warrant Purchase Agreement as of the day and year first above written.

AEMETIS ADVANCED FUELS KEYES, INC.

By:

Name:

Title:

IN WITNESS WHEREOF, the undersigned has executed this Note and Warrant Purchase Agreement for $________ of Notes and Warrants of the Company on the __th day of January, 2012.

Purchaser’s (and Joint Purchaser’s) Name(s) and Address (Please Print or Type)

Signature of Purchaser

Telephone: ________________________

Taxpayer ID/Social Security No. of Purchaser	Mailing address (if Different)

Signature of Joint Purchaser (if any)

Telephone: ________________________

Purchaser Representative (if any)
Taxpayer ID/Social Security No. of Joint Purchaser

Please indicate manner in which Notes are to be held:

Community Property*	Subchapter S Corporation**
Joint Tenancy*	Partnership**
Tenancy in Common*	Trust
Separate Property	Corporation**
Individual Ownership	Other (Please Indicate) ____

**   If other than calendar year, please state fiscal year end: _________________________